UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 17, 2026
ACM Research, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38273	94-3290283
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42307 Osgood Road, Suite I Fremont, California	94539
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (510) 445-3700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ACMR	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934:Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

The shares of our operating subsidiary ACM Research (Shanghai), Inc. (“ACM Shanghai”) are listed on the Sci-Tech innovation board (the “STAR Market”) of the Shanghai Stock Exchange (the “SSE”). In accordance with the SSE’s rules governing the STAR Market, ACM Shanghai filed with the SSE a Record of August 2026 Investor Relations Activity (the “Record”). The SSE posted the Record to the SSE’s website on August 17, 2026. A copy of the Record is attached as Exhibit 99.1 hereto.

The information in this Current Report on Form 8-K, including Exhibit 99.1, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of ACM Research, Inc. under the Securities Act of 1933, as amended.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit	Description
99.1* 104
Record of August 2026 Investor Relations Activity filed by ACM Research (Shanghai), Inc. with the Shanghai Stock Exchange on August 17, 2026
Cover Page Interactive Data File (embedded within the XBRL document)

* Unofficial English translation of original document prepared in Mandarin Chinese.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
ACM RESEARCH, INC.
By:    /s/ Mark McKechnie________________________
    Mark McKechnie
Chief Financial Officer and Treasurer
Dated: August 27, 2026
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